Rydex ETF Trust
805 King Farm Blvd., Suite 600
Rockville, Maryland 20850

RYDEX ETF TRUST

Guggenheim Russell Top 50® Mega Cap ETF

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Supplement dated November 13, 2015 to the currently effective Summary
Prospectus (the “Prospectus”) for the Guggenheim Russell Top 50® Mega Cap ETF

This supplement provides new and additional information beyond that contained in the Prospectus for the Guggenheim Russell Top 50® Mega Cap ETF and should be read in conjunction with the Prospectus.

The Board of Trustees (the “Board”) of Rydex ETF Trust (the “Trust”) has approved a change in the Underlying Index of the Trust’s Guggenheim Russell Top 50® Mega Cap ETF (the “Fund”). In connection with the change in the Fund’s Underlying Index, the Board also approved several other related changes, each of which is described below. These changes are expected to become effective on January 26, 2016, or such other date as deemed appropriate by the officers of the Trust (the “Effective Date”).

I.    Fund Name Change

On the Effective Date, the name of the Fund will be changed as set forth below and all references to the Current Fund Name will be replaced with the New Fund Name.

Current Fund Name (Ticker Symbol)	New Fund Name (Ticker Symbol)
Guggenheim Russell Top 50® Mega Cap ETF (XLG)	Guggenheim S&P 500® Top 50 ETF (XLG)

II.    Underlying Index Change

On the Effective Date, the Fund’s Underlying Index will be changed as set forth below and all references to the Current Underlying Index will be replaced with the New Underlying Index.

Fund	Current Underlying Index	New Underlying Index
Guggenheim Russell Top 50® Mega Cap ETF	Russell Top 50® Mega Cap Index	S&P 500® Top 50 Index

III.    Investment Objective Change

On the Effective Date, the Fund’s current investment objective as described under the heading “Investment Objective” in the “Fund Summary” section will be replaced in its entirety with the description below.

INVESTMENT OBJECTIVE
The investment objective of the Guggenheim S&P 500® Top 50 ETF (the “Fund”) is to replicate as closely as possible, before fees and expenses, the daily performance of the S&P 500® Top 50 Index (the “Underlying Index”).

IV.    Principal Investment Strategies Changes

On the Effective Date, the first paragraph of the Fund’s current principal investment strategies as described under the heading “Principal Investment Strategies” in the “Fund Summary” section will be replaced in its entirety with the description below.

PRINCIPAL INVESTMENT STRATEGIES
The Fund invests in securities in order to meet its investment objective of replicating the Underlying Index as closely as possible, before fees and expenses. The Underlying Index includes 50 of the largest capitalization members of the S&P 500® Index. The Underlying Index’s components are weighted by float-adjusted market capitalization. As of September 30, 2015, the Underlying Index included companies with capitalizations ranging from $59 billion to $629 billion.

V.    Non-Fundamental Investment Policy Change

On the Effective Date, the Fund’s non-fundamental investment policy to invest at least 90% of net assets, plus any borrowings for investment purposes, in the equity securities (and derivatives thereof) included in the Fund’s Current Underlying Index will be replaced in its entirety with the policy below, which has been revised to reflect the Fund’s New Underlying Index.

The Fund may not change its investment strategy to invest at least 90% of its net assets, plus any borrowings for investment purposes, in the equity securities (and derivatives thereof) included in the S&P 500® Top 50 Index without 60 days’ prior notice to shareholders.

The Fund’s principal risks and fees and expenses are not expected to change as a result of the changes described above.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

XLG-SUMPRO-SUP-1115x0216

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